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                                                                    Exhibit 23.2

[LETTERHEAD OF KPMG PEAT MARWICK LLP]


                         Independent Auditors' Consent
                         -----------------------------



The Board of Directors
Computer Network Technology Corporation:

We consent to the use of our reports incorporated herein by reference in this Form S-8 Registration Statement.


                                    /s/ KPMG Peat Marwick LLP



Minneapolis, Minnesota
July 14, 1997






[LETTERHEAD OF KPMG PEAT MARWICK LLP]